UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STORE Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 31, 2018

STORE CAPITAL CORPORATION STORE CAPITAL CORPORATION 8377 EAST HARTFORD DRIVE, SUITE 100 SCOTTSDALE, AZ 85255

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:    April 2, 2018

Date:  May 31, 2018           Time: 8:00 AM Arizona time

Location:    Meeting live via the Internet-please visit

                     www.virtualshareholdermeeting.com/STOR2018

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STOR2018 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

     Before You Vote

           How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2018 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/STOR2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR” each of the nominees listed in Item 1.

1.	Election of Directors

	Nominees:

	01)	Joseph M. Donovan	06)	Einar A. Seadler

	02)	Mary Fedewa	07)	Mark N. Sklar

	03)	Morton H. Fleischer	08)	Quentin P. Smith, Jr.

	04)	William F. Hipp	09)	Christopher H. Volk

	05)	Catherine D. Rice

The Board of Directors recommends you vote “FOR” Item 2.

2.	To amend and restate the Company’s charter to remove certain provisions that applied to us only when we were a “controlled company” under our former majority stockholder and that are no longer operative.

The Board of Directors recommends you vote “FOR” Item 3.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote “FOR” Item 4.

4.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Note: If any other matters properly come before the meeting or any postponement or adjournment thereof, the persons named as proxies on the proxy card will vote in their discretion.